EX99-906CERT


                                  CERTIFICATION


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of VanEck Vectors ETF Trust (comprising of Africa Index ETF, Agribusiness ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Egypt Index ETF, Global Alternative Energy ETF, Gold Miners ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Solar Energy ETF, Steel ETF, Unconventional Oil and Gas ETF, Uranium+Nuclear Energy ETF, and Vietnam ETF) do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of VanEck Vectors ETF Trust for the period ending June 30, 2016 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of VanEck Vectors ETF Trust.


Dated: September 5, 2016            /s/ Jan F. van Eck
                                        ----------------------------------------
                                        Jan F. van Eck
                                        Chief Executive Officer
                                        VanEck Vectors ETF Trust


Dated: September 5, 2016            /s/ John J. Crimmins
                                        ----------------------------------------
                                        John J. Crimmins
                                        Treasurer & Chief Financial Officer
                                        VanEck Vectors ETF Trust



     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.